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EXHIBIT 3.1

                             ARTICLES OF AMENDMENT
                               STOCK (FOR PROFIT)

A. Name of Corporation           Merge Technologies Incorporated
                         ------------------------------------------------------
                               (prior to any change effected by this amendment)


         RESOLVED, THAT, the articles of incorporation be amended as follows:
That the authorized number of shares of common stock, par value $0.01 per share, reflected in the table contained in Article IV of the Company's restated Articles of Incorporation be and hereby is amended by deleting the number 10,000,000 and substituting in its place the number 30,000,000.


B. Amendment(s) adopted on       June 16, 1998
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                                                (date)

   Indicate by method of adoption by checking the appropriate choice below:
   (x) In accordance with sec. 180.1002, Wis. Stats. (By the Board of Directors)

C. Executed on behalf of the corporation on             12/4/98
                                             ----------------------------------
                                                        (date)

                                                    /s/ Colleen M. Doan
                                             ----------------------------------
                                                       (signature)

                                                      Colleen M. Doan
                                             ----------------------------------
                                                        (printed name)

                                                     Chief Financial Officer
                                             ----------------------------------
                                                      (officer's title)

D. This document was drafted by         Colleen M. Doan
                                 ----------------------------------------------
                                      (name of individual required by law)